UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2017

Handy & Harman Ltd.
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 520-2300

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Handy & Harman Ltd., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of June 26, 2017 (the “Merger Agreement”), with Steel Partners Holdings L.P., a Delaware limited partnership (“Parent”), and Handy Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on September 13, 2017, Parent and Merger Sub commenced an offer (the “Offer”) to exchange for each outstanding share of common stock, par value $0.01 per share (the “Shares”), of the Company not already owned by Parent or any entity that is an affiliate of Parent, 1.484 6.0% Series A preferred units, no par value (the “Parent Preferred Units”), of Parent (the “Transaction Consideration”), together with cash in lieu of any fractional Parent Preferred Units, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the prospectus/offer to exchange and the related letter of transmittal filed by Parent with the Securities and Exchange Commission (the “SEC”) on September 13, 2017 (together with any amendments and supplements thereto).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The Offer expired as scheduled at 12:00 midnight, New York City time, at the end of October 11, 2017 (the “Expiration Date”). Based on the information provided to Parent by American Stock Transfer & Trust Company, LLC, the depositary for the Offer, as of the Expiration Date, 2,352,456 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 89.5% of the outstanding Shares (including Shares owned by Parent and its affiliated entities) and approximately 58.6% of the outstanding Shares not owned by Parent or any of its affiliates.  The Minimum Tender Condition and the Majority of the Minority Tender Condition (each as defined in the Merger Agreement), as well as all other conditions to the Offer, having been satisfied, on October 12, 2017, Merger Sub accepted for payment all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

On October 12, 2017, pursuant to the terms of the Merger Agreement, without a vote or meeting of the Company’s stockholders, pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and as an indirect, wholly owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than Shares held by the Company or any of its subsidiaries, Parent, Merger Sub or any other subsidiary of Parent, or held by stockholders who have properly and validly perfected their statutory rights of appraisal in respect of such Shares under Delaware law), was cancelled and converted into the right to receive the Transaction Consideration, without interest and subject to any required tax withholding.

Under the terms of the Merger Agreement, at the Effective Time, each unvested restricted share of common stock of the Company became fully vested and was automatically cancelled, and the holder thereof will receive, as soon as reasonably practicable following the Effective Time, the Transaction Consideration.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 12, 2017, in connection with the consummation of the Merger, the Company notified the Nasdaq Capital Market that the Merger had been consummated and requested that the trading of the Shares on the Nasdaq Capital Market be suspended as of the close of business on such date and that the listing of the Shares on the Nasdaq Capital Market be withdrawn. In addition, the Company requested that the Nasdaq Capital Market file with the SEC a notification on Form 25 to report the delisting of the Shares from the Nasdaq Capital Market and to deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

 The Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under each of Items 2.01, 3.01 and 5.03 of this report is hereby incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, Warren Lichtenstein, Jack L. Howard and Douglas B. Woodworth, the directors and officers of Merger Sub immediately prior to the Effective Time of the Merger, became the directors and officers of the Company, each to hold office in accordance with the amended and restated certificate of incorporation and bylaws of the Company until their respective successors are duly elected or appointed and qualified.  Accordingly, as of the Effective Time, each of Patrick A. DeMarco, Robert Frankfurt, John H. McNamara, Jr., Garen W. Smith and Jeffrey A. Svoboda ceased to serve as a director of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, (a) the Company’s certificate of incorporation was amended and restated to be in the form prescribed by the Merger Agreement, and (b) the Company’s bylaws were amended and restated in their entirety to conform to the bylaws of Merger Sub in effect immediately prior to the Effective Time. The foregoing summary of the Company’s amended and restated certificate of incorporation and bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amended and restated certificate of incorporation and the amended and restated bylaws of the Company, which are filed as Exhibits 3.1 and 3.2 to this report, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

On October 12, 2017, Parent issued a press release announcing the expiration and results of the Offer. A copy of such press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 26, 2017, by and among Steel Partners Holdings L.P., Handy Acquisition Co. and Handy & Harman Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Handy & Harman Ltd. with the Securities and Exchange Commission on June 26, 2017).
3.1	Amended and Restated Certificate of Incorporation of Handy & Harman Ltd.
3.2	Amended and Restated Bylaws of Handy & Harman Ltd.
99.1	Press Release dated October 12, 2017 (incorporated by reference to Exhibit (a)(5)(D) to Amendment No. 2 to the Tender Offer Statement on Schedule TO filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on October 12, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2017	HANDY & HARMAN LTD.

	By:	/s/ Douglas B. Woodworth
		Name:	Douglas B. Woodworth
		Title:	Chief Financial Officer

 Index of Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 26, 2017, by and among Steel Partners Holdings L.P., Handy Acquisition Co. and Handy & Harman Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Handy & Harman Ltd. with the Securities and Exchange Commission on June 26, 2017).
3.1	Amended and Restated Certificate of Incorporation of Handy & Harman Ltd.
3.2	Amended and Restated Bylaws of Handy & Harman Ltd.
99.1	Press Release dated October 12, 2017 (incorporated by reference to Exhibit (a)(5)(D) to Amendment No. 2 to the Tender Offer Statement on Schedule TO filed by Steel Partners Holdings L.P. with the Securities and Exchange Commission on October 12, 2017).